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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         COMMISSION FILE NUMBER    0-19558
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         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JUNE 09, 2000
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                      CENTIGRAM COMMUNICATIONS CORPORATION
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


             DELAWARE                                   94-2418021
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      (STATE OR OTHER JURISDICTION OF                (I.R.S. EMPLOYER
      INCORPORATION OR ORGANIZATION)                IDENTIFICATION NO.)


                 91 EAST TASMAN DR., SAN JOSE, CALIFORNIA, 95134
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (408) 944-0250
                                                            --------------


                                 NOT APPLICABLE
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              (FORMER NAME, FORMER ADDRESS AND FORMAL FISCAL YEAR,
                         IF CHANGED SINCE LAST REPORT)

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ITEM 1. Changes in Control of Registrant.

         On June 9, 2000, Centigram Communications Corporation ("Centigram") and ADC Telecommunications, Inc. ("ADC") announced they have entered into an Agreement and Plan of Merger, dated June 9, 2000 (the "Agreement"). The Agreement sets forth the terms and conditions of the proposed merger of a wholly-owned subsidiary of ADC with and into Centigram (the "Merger"). Upon consummation of the proposed Merger, Centigram will become a wholly-owned subsidiary of ADC. ADC will pay cash for all Centigram shares outstanding as of the closing, and will assume Centigram stock options that are outstanding as of the closing for a total purchase price of approximately $200,000,000. The per share price consideration to be received by the Centigram stockholders will be determined as of the closing based on the number of outstanding Centigram shares and options on that date. A portion of the cash consideration will be placed in escrow if at the closing Centigram has not recovered certain of its treasury shares from the receiver for Credit Bancorp, Ltd. or if the court's order approving Centigram's agreement with the receiver for the return of its treasury shares has been appealed or the period in which an appeal of such order may be taken has not expired.

         Consummation of the Merger is subject to a number of conditions, including the approval of the Agreement and the Merger by the stockholders of Centigram, compliance with all applicable provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and the expiration or termination of all applicable waiting periods thereunder, and certain other customary conditions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) and (b) not applicable.

         (c)      Exhibits.

                  2.1 Agreement and Plan of Merger by and among Centigram Communications Corporation, ADC Telecommunications, Inc. and Poundstone Acquisition Corp., dated June 9, 2000.

                  99.1 Press Release issued by ADC Telecommunications, Inc. dated June 9, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            CENTIGRAM COMMUNICATIONS CORPORATION

Date: June 13, 2000                         By: /s/ Thomas E. Brunton
                                               --------------------------------
                                               Thomas E. Brunton
                                               Senior Vice President and
                                               Chief Financial Officer


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